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                                                                    Exhibit 10.5
                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

      FIRST AMENDMENT, dated as of October 30, 2003 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 27, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLE VISION CORPORATION, a Delaware corporation ("Cole Vision"), THINGS REMEMBERED, INC., a Delaware corporation ("Things Remembered"), and PEARLE, INC., a Delaware corporation ("Pearle"; Cole Vision, Things Remembered, and Pearle each being referred to as a "Borrower" and collectively as the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as documentation agent, and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:


      WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

      WHEREAS, the Borrowers and the other Loan Parties have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

      WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.


      2. Amendment to Subsection 8.2. Paragraph (f) of subsection 8.2 of the Credit Agreement is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:


      "(f) Indebtedness of up to an aggregate outstanding face amount of $10,000,000 of documentary letters of credit issued for the account of any Borrower or any Subsidiary;"

      3. Amendment to Subsection 8.3. Paragraph (m) of subsection 8.3 of the Credit Agreement is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:


      "(m) Liens on Inventory which is the subject of a trade letter of credit issued for the account of a Borrower, to the extent permitted pursuant to subsection 8.2(f), on the various documents related thereto and on the proceeds thereof, provided that (i) any such

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                                                                               2



      Lien is not spread to cover any other property or assets of any Borrower,
      (ii) the amount of Indebtedness secured thereby is not increased and (iii) the Lien on the subject property shall terminate according to its terms upon payment in full of the reimbursement obligations with respect to the relevant trade letter of credit."

      4. Representations and Warranties. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

      5. Effectiveness. This Amendment shall be effective on the date upon which the Administrative Agent shall have received executed counterparts from each of the Borrowers, the other Loan Parties, itself and the Majority Lenders.


      6. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

      7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

      8. Payment of Expenses. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

      9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.




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                                                                               3




      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          COLE VISION CORPORATION

                                          By:    /s/ Joseph Gaglioti
                                                --------------------------------
                                                      Title:


                                          THINGS REMEMBERED, INC.


                                          By:    /s/ Joseph Gaglioti
                                                --------------------------------
                                                      Title:


                                          PEARLE, INC.


                                          By:    /s/ Joseph Gaglioti
                                                --------------------------------
                                                      Title:


                                          CANADIAN IMPERIAL BANK OF
                                            COMMERCE, NEW YORK AGENCY,
                                            as Administrative Agent

                                          By:    /s/ Gerald Girardi
                                                --------------------------------
                                                      Title: Executive Director



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                                                                               4



CIBC INC.


By:    /s/ Gerald Girardi
      --------------------------------
        Name: Gerald Girardi
        Title: Executive Director



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                                                                               5




LEHMAN COMMERCIAL PAPER INC.



By:   /s/ Francis Chang
      --------------------------------
        Name: Francis Chang
        Title:Vice President







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WACHOVIA BANK, NATIONAL ASSOCIATION

By:   /s/ William F. Fox
      --------------------------------
        Name: William F. Fox
        Title:Vice President

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KEYBANK NATIONAL ASSOCIATION

By:   /s/ Jeffrey Dincher
      --------------------------------
        Name: Jeffrey Dincher
        Title:Portfolio Mgt.Office


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FIFTH THIRD BANK

By:   /s/ James P.Byrnes
      --------------------------------
        Name:James P.Byrnes
        Title:Vice President


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      The undersigned Guarantors do hereby consent and agree to the foregoing
Amendment:

                               COLE NATIONAL CORPORATION

                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Vice President and Treasurer


                               COLE NATIONAL GROUP, INC.


                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Vice President and Treasurer


                               BAY CITIES OPTICAL COMPANY

                               By:    /s/ Joseph Gaglioti
                                     -------------------------------------------
                                        Title: Treasurer


                               WESTERN STATES OPTICAL, INC.


                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Treasurer


                               COLE VISION SERVICES, INC.

                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Treasurer


                               COLE LENS SUPPLY, INC.


                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Treasurer




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                               THINGS REMEMBERED PERSONALIZED GIFTS, INC.


                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Treasurer


                               PEARLE VISION, INC.


                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Vice President and Treasurer


                               AMERICAN VISION CENTERS, INC.

                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Vice President and Treasurer


                               NUVISION, INC.


                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Vice President and Treasurer


                               COLE VISION IPA, LLC

                               By:    /s/ Joseph Gaglioti
                                      ------------------------------------------
                                        Title: Treasurer